CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Gordon Samson, certify that:

      1. I have reviewed this Quarterly Report on Form 10-Q of Phreadz, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the consolidated financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e)  and 15d-15(e)) and internal control over financial reporting  (as defined in Exchange Act Rules 13-a-15(f) and 15d-15(f)) for the registrant and have:

a)Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financialreporting to be designed under our supervision, to provide reasonable assurance regarding the reliability offinancial reporting and the preparation of consolidated financial statements for external purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in thisreport our conclusions about the effectiveness of the disclosure controls and procedures, as of the end ofthe period covered by this report based on such evaluation; and

d) Disclosed in this report any change in the registrant’s internal control over financing reporting thatoccurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likelyto materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control overfinancialreporting which are reasonably likely to adversely affect the registrant's ability to record, process,summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significantrole inthe registrant's internal control over financial reporting.

Date:January 10, 2011

/s/ Gordon Samson
Gordon Samson
Chief Financial Officer and
Principal Accounting Officer